Vertex Energy, Inc. 8-K

Exhibit 99.1

VERTEX ENERGY COMPLETES ACQUISITION OF MOBILE REFINERY

HOUSTON, TX, April 1, 2022 – Vertex Energy, Inc. (NASDAQ: VTNR) (“Vertex” or the “Company”), a leading specialty refiner and marketer of high-quality refined products today announced the completion of the previously announced acquisition of the Mobile, Alabama refinery and related marine terminal and logistics assets from Equilon Enterprises LLC d/b/a Shell Oil Products US (“Shell”), Shell USA, Inc. and Shell Chemical LP for a base purchase price of $75 million in cash, together with approximately $25 million related to specified capital expenditures and other closing adjustments. At closing, Vertex acquired approximately $165 million in hydrocarbon inventory from Shell that was financed through an intermediation agreement arranged by Vertex.

“The acquisition of the Mobile refinery represents a transformative moment in the history of Vertex, one that positions us to become a leading regional supplier of both renewable and conventional products,” stated Benjamin P. Cowart, President and CEO of Vertex. “As previously disclosed, we intend to complete the planned conversion of the Mobile refinery’s hydrocracking unit by year-end 2022, positioning us to commence production of renewable diesel fuel at the site beginning in the first quarter 2023.”

“As we look out to the remainder of 2022, we expect refined product margins on conventional fuels production at the Mobile refinery to remain at elevated levels, given strong regional demand conditions, while our legacy assets continue to benefit from favorable product spreads,” continued Cowart. “Entering 2023, we intend to layer on the financial benefit of renewable diesel fuel production which, given current commodity prices and credit values, will position us to deliver significant value to our shareholders.”

“On behalf of the entire Vertex team, we want to express our gratitude to Shell, our advisors, partners and employees for their tireless collaboration throughout this process,” stated Alvaro Ruiz, EVP of Corporate Development at Vertex. “We are excited to welcome the more than 200 Mobile refinery employees and contractors to the Vertex family, a talented group whose collective commitment to safety, reliability and operational excellence will position Mobile to win in the markets we serve, while creating a new platform for profitable growth within our business.”

In conjunction with the financing of the transaction, Vertex closed on a previously announced $125 million senior secured term loan with a syndicate of lenders. To help manage the inventory and working capital requirements of the transaction, Vertex secured a physical crude oil, feedstock and products Supply and Offtake Agreement (“SOA”) with Macquarie Commodities and Global Markets (“Macquarie”), concurrent with the closing of the transaction. In addition to providing working capital support for conventional crude oil-based feedstocks and products, the SOA will also provide the ability for Macquarie to include the renewable feedstocks and products at the Mobile refinery following the completion of the hydrocracking unit modification, beginning in the first quarter 2023. Further, all remaining net cash proceeds raised in the $155 million convertible senior notes offering completed in the fourth quarter 2021 that were previously held in escrow prior to the closing of the Mobile refinery transaction have been released to the Company and used to pay a portion of the refinery acquisition cost.

The 91,000 barrel-per-day Mobile refinery is strategically located on the U.S. Gulf Coast and is capable of sourcing a flexible mix of cost-advantaged light-sweet domestic and international feedstocks. Approximately 70% of the refinery's current annual production is distillate, gasoline, and jet fuel, with the remainder being vacuum gas oil, liquefied petroleum gas, and other products. The facility distributes its finished product across the southeastern United States through a high-capacity truck rack, together with deep and shallow water distribution points capable of supplying waterborne vessels. As part of the transaction, Vertex has acquired approximately 3.2 million barrels of product storage, inventory, logistics and distribution assets, more than 860 acres of developed and undeveloped land, together with the Blakeley Island Crude and Products Terminal.

Vertex was represented by Donovan Ventures and Oppenheimer as investment banking counsel; Stroock, Stroock & Lavan LLP and The Loev Law Firm, PC served as legal counsel; and Vallum Advisors served as financial communications counsel on this transaction.

ABOUT VERTEX ENERGY

Houston-based Vertex Energy, Inc. (NASDAQ: VTNR) is an energy transition company focused on the production and distribution of conventional and alternative fuels. Vertex owns a 91,000 barrel-per-day refinery in Mobile (AL) and more than 3.2 million barrels of product storage, positioning it as a leading supplier of fuels in the region. Vertex is also one of the largest processors of used motor oil in the U.S., with operations located in Houston and Port Arthur (TX), Marrero (LA) and Columbus (OH). Vertex also co-owns a facility, Myrtle Grove, located on a 41-acre industrial complex along the Gulf Coast in Belle Chasse, LA, with existing hydro-processing and plant infrastructure assets, that include nine million gallons of storage. The Company has built a reputation as a key supplier of Group II+ and Group III Base Oils to the lubricant manufacturing industry throughout North America.

FORWARD-LOOKING STATEMENTS

Certain of the matters discussed in this communication which are not statements of historical fact constitute forward-looking statements within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995, that involve a number of risks and uncertainties. Words such as “strategy,” “expects,” “continues,” “plans,” “anticipates,” “believes,” “would,” “will,” “estimates,” “intends,” “projects,” “goals,” “targets” and other words of similar meaning are intended to identify forward-looking statements but are not the exclusive means of identifying these statements. Any statements made in this news release other than those of historical fact, about an action, event or development, are forward-looking statements. The important factors that may cause actual results and outcomes to differ materially from those contained in such forward-looking statements include, without limitation, risks related to the ability to realize the anticipated benefits of the acquisition, including the possibility that the expected benefits from the acquisition will not be realized or will not be realized within the expected time period; the risk that the Mobile refinery will not be integrated successfully; negative effects of the consummation of the acquisition on the market price of Vertex’s common stock and/or operating results; significant transaction costs; unknown liabilities; the risk of litigation and/or regulatory actions related to the acquisition or the Mobile refinery; the effects of the Mobile refinery acquisition on the relationships of Vertex with employees, customers, other business partners or governmental entities; the terms of the $125 million senior secured term loan, including negative and positive covenants associated therewith and security interests associated therewith, and the Company’s ability to pay amounts due thereunder; the intermediation agreement, and the terms thereof, including negative and positive covenants associated therewith and security interests associated therewith; the Company’s ability to raise sufficient capital for future acquisitions and transactions and the terms of such funding; the timing of planned capital projects at the Mobile refinery and the outcome thereof; the future production of the Mobile refinery; the estimated timeline of the renewable diesel capital project, estimated and actual production associated therewith; estimated revenues over the course of the Company’s agreement with Idemitsu; anticipated and unforeseen events which could reduce future production at the Company’s refineries or delay planned capital projects; changes in commodity and credits values; certain early termination rights associated with agreements and conditions precedent to such agreements; certain mandatory redemption provisions of the recently sold senior convertible notes, the conversion rights associated therewith, dilution caused by such conversions, and the Company’s ability to comply with required covenants thereunder and pay amounts due under such senior notes, including interest and other amounts due thereunder; the ability of the Company to retain and hire key personnel; risks associated with the ability of Vertex to complete current plans for expansion and growth; the level of competition in our industry and our ability to compete; our ability to respond to changes in our industry; the loss of key personnel or failure to attract, integrate and retain additional personnel; our ability to protect our intellectual property and not infringe on others’ intellectual property; our ability to scale our business; our ability to maintain supplier relationships and obtain adequate supplies of feedstocks; our ability to obtain and retain customers; our ability to produce our products at competitive rates; our ability to execute our business strategy in a very competitive environment; trends in, and the market for, the price of oil and gas and alternative energy sources; our ability to maintain our relationships with our partners; the impact of competitive services and products; our ability to integrate acquisitions; our ability to complete future acquisitions; our ability to maintain insurance; the outcome of pending and potential future litigation, judgments and settlements; rules and regulations making our operations more costly or restrictive; changes in environmental and other laws and regulations and risks associated with such laws and regulations; economic downturns both in the United States and globally; risk of increased regulation of our operations and products; negative publicity and public opposition to our operations; disruptions in the infrastructure that we and our partners rely on; an inability to identify attractive acquisition opportunities and successfully negotiate acquisition terms; our ability to effectively integrate acquired assets, companies, employees or businesses; liabilities associated with acquired companies, assets or businesses; interruptions at our facilities; unexpected changes in our anticipated capital expenditures resulting from unforeseen events, required maintenance, repairs, or upgrades; our ability to acquire and/or construct new facilities; decreases in global demand for, and the price of, oil and other hydrocarbons, due to COVID-19, state, federal and foreign responses thereto, inflation, recessions or other reasons, including declines in economic activity or global conflicts; our ability to acquire sufficient amounts of used oil feedstock through our collection routes, to produce finished products, and in the absence of such internally collected feedstocks, and our ability to acquire third-party feedstocks on commercially reasonable terms; risks associated with COVID-19, the global efforts to stop the spread of COVID-19, potential downturns in the U.S. and global economies due to COVID-19 and the efforts to stop the spread of the virus, and COVID-19 in general; and the lack of capital available on acceptable terms to finance the Company’s continued growth. Other important factors that may cause actual results and outcomes to differ materially from those contained in the forward-looking statements included in this communication are described in the Company’s publicly filed reports, including, but not limited to, the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, and future Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. These reports are available at www.sec.gov. The Company cautions that the foregoing list of important factors is not complete. All subsequent written and oral forward-looking statements attributable to the Company or any person acting on behalf of the Company are expressly qualified in their entirety by the cautionary statements referenced above. Other unknown or unpredictable factors also could have material adverse effects on Vertex’s future results. The forward-looking statements included in this press release are made only as of the date hereof. Vertex cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, Vertex undertakes no obligation to update these statements after the date of this release, except as required by law, and takes no obligation to update or correct information prepared by third parties that are not paid for by Vertex. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

CONTACT
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720.778.2415
IR@vertexenergy.com